Supplement dated June 30, 2017
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Columbia Funds Variable Insurance Trust	5/1/2017
Effective July 1, 2017 (the Effective Date), the term "Transfer Agency Agreement" and the corresponding definition under the heading "Glossary" in the "SAI Primer" section of the SAI is hereby superseded and replaced with the following:

Shareholder Services Agreement	The Shareholder Services Agreement between the Trust, on behalf of the Funds, and the Transfer Agent
The rest of the section remains the same.
On the Effective Date, the information under the subsection "Other Services Provided - The Transfer Agent" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
The Transfer Agent
Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Shareholder Services Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.
The Transfer Agent retains BFDS/DST, 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.
Under the Shareholder Services Agreement, the Funds bear a service fee paid to Participating Insurance Companies and other financial intermediaries that provide shareholder services with respect to Contracts, Qualified Plans or other owners of Fund shares. For more information on this service fee, see Other Practices – Additional Shareholder Servicing Payments.
Prior to July 1, 2017, the Funds paid the Transfer Agent a fee equal to 0.06% of the net assets of the Funds, with certain exceptions: the VP - Managed Volatility Funds did not pay a direct fee for transfer agency services on the portion of assets invested in underlying funds that paid a transfer agency fee to the Transfer Agent; however, the Transfer Agent earned a fee from such Funds equal to 0.06% of their average daily net assets directly invested in securities (other than underlying mutual funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. Effective July 1, 2017, each of the VP – Managed Volatility Funds will bear the service fee.
The rest of the section remains the same.
On the Effective Date, the information under the subsection "Additional Shareholder Servicing Payments" in the "Other Practices" section of the SAI is hereby superseded and replaced with the following:
Additional Shareholder Servicing Payments
The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to financial intermediaries, including other Ameriprise Financial affiliates, for providing shareholder services, including the types of services that would otherwise be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary by financial intermediary and according to distribution channel. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to Contract owners, Qualified Plans and other qualified institutional investors authorized by the Distributor. These services may include sub-accounting, sub-transfer agency, Contract owner or participant recordkeeping, Contract owner or participant reporting, Contract owner or participant transaction processing, maintaining Contract owner or participant records, preparing account statements and/or the provision of call center support and other customer services.
C-6512-19 A (6/17)

The Funds pay a service fee equal to all or a portion of the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries for services they provide to clients, customers and participants investing directly or indirectly in the Funds up to a cap approved by the Board from time to time. The service fee borne by a Fund will vary based on the terms of the service arrangement between the Transfer Agent and the Participating Insurance Companies and other financial intermediaries whose clients, customers or participants are invested directly or indirectly in the Fund. Funds that invest in other Columbia Funds will bear their own service fees as well as their proportionate share of the service fee paid by any Columbia Fund in which they invest. This service fee includes payments to the insurance companies affiliated with the Investment Manager. The Transfer Agent, the Distributor and/or their affiliates may pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services. Such payments may include payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.
In addition, the Transfer Agent, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments as compensation for the costs of printing literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.
As of April 2017, the Transfer Agent and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the financial intermediaries or their affiliates shown below.
Recipients of Shareholder Servicing Payments Relating to the Funds from the Transfer Agent and/or other Ameriprise Financial Affiliates
■	Allianz Life Insurance Company of North America
■	Allianz Life Insurance Company of New York
■	American General Life Insurance Company
■	Ameritas Life Insurance Corp
■	Ameritas Life Insurance Corp of New York
■	Delaware Life Insurance Co of New York
■	Delaware Life Insurance Company
■	Genworth Life & Annuity Insurance
■	Genworth Life Insurance Company of New York
■	Independence Life & Annuity Co
■	Integrity Life Insurance Company
■	Jefferson National Life Insurance Company
■	Jefferson National Life Insurance Company of New York
■	Liberty Life Assurance Company
■	Lincoln Life & Annuity Company of New York
■	National Integrity Life Insurance Company
■	Nationwide Financial Services, Inc.
■	New York Life Insurance & Annuity Corporation
■	Principal Life Insurance Company
■	Principal National Life Insurance Company
■	Security Benefit Life Insurance
■	The Lincoln National Life Insurance Company
■	The United States Life Insurance Company in the City of New York
■	Transamerica Life Insurance Company
■	Transamerica Financial Life Insurance Company
■	Transamerica Advisors Life Insurance Company
■	Transamerica Advisors Life Insurance Company of New York
■	Transamerica Premier Life Insurance Company
■	Voya Insurance & Annuity Company
■	Voya Retirement Insurance & Annuity Company

The Transfer Agent, the Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-19 A (6/17)
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